Janus Investment Fund

Janus World Allocation Fund

Supplement dated February 5, 2013
to Currently Effective Prospectus

The Board of Trustees of Janus World Allocation Fund has approved an Agreement and Plan of Reorganization that provides for the merger of Janus World Allocation Fund with and into Janus Moderate Allocation Fund (the “Merger”). Prior to the Merger, Janus Moderate Allocation Fund will change its principal investment strategies to be substantially similar to Janus World Allocation Fund and will change its name to Janus Global Allocation Fund – Moderate (“Moderate Allocation Fund”). The closing date of the Merger is expected to be on or about April 5, 2013, and is not subject to shareholder approval. After the Merger is completed, Janus World Allocation Fund will be liquidated and terminated.

Effective at the close of trading on February 15, 2013, Janus World Allocation Fund (the “Fund”) will be closed to new investors. Until such time as the Merger is implemented, existing shareholders of the Fund may continue to purchase shares of the Fund, unless the Board of Trustees determines to limit future investments to ensure a smooth transition of shareholder accounts or for any other reason. Shareholders of the Fund may redeem their shares or exchange their shares for shares of another Janus fund for which they are eligible to purchase at any time prior to the Merger. Any applicable contingent deferred sales charges (“CDSC”) charged by the Fund will be waived for redemptions or exchanges through the date of the Merger. Exchanges by Class A shareholders into Class A Shares of another Janus fund are not subject to any applicable initial sales charge. Please check with your intermediary regarding other Janus funds and share classes offered through your intermediary.

At the time of the Merger, Moderate Allocation Fund will have the same or substantially similar investment objective, strategies, policies, and risks as the Fund. The Merger is expected to be tax-free for federal income tax purposes; therefore, Fund shareholders should not realize a tax gain or loss when the Merger is implemented. The Merger, however, will accelerate distributions, which may be taxable, as the tax year for the Fund will end on the date of the Merger. In connection with the Merger, shareholders of each class of shares of the Fund will receive shares of a corresponding class of Moderate Allocation Fund approximately equivalent in dollar value to Fund shares owned immediately prior to the Merger. Investors who are Fund shareholders as of February 5, 2013 will receive the prospectus/information statement which includes important information regarding the Merger.

The Fund invests in Janus mutual funds (“underlying funds”) and other securities. Moderate Allocation Fund invests only in underlying funds. Therefore, it is anticipated that the Fund will dispose of approximately ten percent of its portfolio securities prior to the Merger to align its portfolio with that of Moderate Allocation Fund. This disposition may cause the Fund to deviate from its stated investment objective and strategies. Any brokerage charges associated with the disposition of portfolio securities by the Fund, prior to the Merger, will be borne by Janus Capital. As of the closing date of the Merger, if any such dispositions of portfolio securities from the Fund result in the Fund having a distributable capital gain, such capital gain will be distributed to shareholders prior to the reorganization being consummated.

A full description of Moderate Allocation Fund and the terms of the Merger are contained in the prospectus/information statement. Janus encourages you to read the prospectus/information statement as it contains important information regarding the Merger. A copy of the prospectus/information statement will also be available at janus.com/fundupdate, or you may request a free copy by calling 1-877-335-2687.

This supplement is not an offer to sell or a solicitation of an offer to buy shares of Moderate Allocation Fund. For important information about fees, expenses, and risk considerations regarding Moderate Allocation Fund, please refer to the Moderate Allocation Fund’s prospectus, as supplemented, and the prospectus/information statement relating to the Merger on file with the Securities and Exchange Commission.

Please retain this Supplement with your records.